                           INCORPORATED UNDER THE LAWS
                             OF THE STATE OF DELAWARE


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
           C
                                   QUICKSILVER
                                                     CUSIP 74837R  10 4
         COMMON STOCK                 RESOURCES
                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY AND RIDGEFIELD PARK, NJ

              THIS CERTIFIES that

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              is the owner of


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE, OF
                              QUICKSILVER RESOURCES INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

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
                                         Dated:

    s/s Glenn Darden                     COUNTERSIGNED AND REGISTERED:
           PRESIDENT                               CHASEMELLON SHAREHOLDER SERVICES, LL.C.
                                                            TRANSFER AGENT AND REGISTRAR
                               SEAL
   s/s Thomas Darden                     BY
            CHAIRMAN
                                                                                AUTHORIZED SIGNATURE

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                            QUICKSILVER RESOURCES INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS. LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common       UNIF GIFT MIN ACT --____ Custodian____
     TEN ENT--as tenants by the entireties                  (Cust)      (Minor)
     JT TEN --as joint tenants with right    Under Uniform Gifts to Minors
              of survivorship and not as     Act______________________
              tenants in common                        (State)

       Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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-----------------------------------------------------------------------  Shares
 of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

 Dated
        -----------------------------
                          X
                            --------------------------------------------
      NOTICE:                            (SIGNATURE)
 THE SIGNATURE(S) TO
 THIS ASSIGNMENT MUST
 CORRESPOND WITH THE
 NAME(S) AS WRITTEN       X
 UPON THE FACE OF THE       --------------------------------------------
 CERTIFICATE IN EVERY                    (SIGNATURE)
 PARTICULAR WITHOUT
 ALTERATION OR
 ENLARGEMENT OR ANY
 CHANGE WHATEVER.

                            ---------------------------------------------------
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                            ---------------------------------------------------
                              SIGNATURE(S) GUARANTEED BY:




                            ---------------------------------------------------